SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 25, 1999




                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



    Delaware                            0-277716                    13-3870836
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(State or other jurisdiction      (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)



 6 Executive Plaza, Yonkers, New York                           10701
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (914) 965-2500
                                                    --------------------



                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On May 25, 1999, the Registrant issued the attached press release announcing its intention to repurchase up to 259,000 shares or approximately 10% of its outstanding shares in the open market.

Item 7.  Financial Statements and Exhibits

         (a) Exhibits

             99. Press release, dated May 25, 1999.


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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                YONKERS FINANCIAL CORPORATION




Date: May 26, 1999               By: /s/ Richard F. Komosinski
                                     --------------------------------------
                                     Richard F. Komosinski, President


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